EXHIBIT (H)(6)



                               FIRST AMENDMENT TO

                        ADMINISTRATIVE SERVICES AGREEMENT

     This Amendment made as of July 14, 2004, by and between CDC IXIS Asset Management Services, Inc. ("CIS"), CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the "Trusts").

     WHEREAS, CIS and the Trusts are parties to an Administrative Services Agreement dated October 1, 2003, (the "Agreement"), governing the terms and conditions under which CIS provides certain administrative services to the series of the Trusts; and

     WHEREAS, CIS and the Trusts desire to amend Schedule A of the Agreement to reflect changes in Trust Portfolios;

     NOW THEREFORE, in consideration of the premises and covenants contained herein, CIS and the Trusts hereby agree as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with Schedule A attached hereto.

2. Except as specifically superseded or modified herein, the terms and provisions of the Agreement shall continue to apply with full force and effect.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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     IN WITNESS  WHEREOF,  each of the parties has caused this  instrument to be executed as a sealed instrument in its name and behalf by its duly authorized representative as of the date first above written.

CDC IXIS ASSET MANAGEMENT SERVICES, INC.

By: /S/ CHRISTOPHER L. WILSON
    ----------------------------------------
       Christopher L. Wilson, President


CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST CASH MANAGEMENT TRUST
CDC NVEST TAX EXEMPT MONEY MARKET TRUST
CDC NVEST COMPANIES TRUST I
LOOMIS SAYLES FUNDS II

By: /S/ JOHN T. HAILER
    ----------------------------------------
       John T. Hailer, President


LOOMIS SAYLES FUNDS I

By: /S/ JOHN T. HAILER
    ----------------------------------------
       John T. Hailer, Executive Vice President





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                                                                      SCHEDULE A

                                TRUST PORTFOLIOS

                              AS OF: JULY 14, 2004


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CDC NVEST FUNDS TRUST I
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CDC NVEST STAR ADVISERS FUND
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CDC NVEST STAR GROWTH FUND
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CDC NVEST STAR VALUE FUND
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CGM ADVISOR TARGETED EQUITY FUND
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HANSBERGER INTERNATIONAL FUND
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LOOMIS SAYLES CORE PLUS BOND FUND
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LOOMIS SAYLES GOVERNMENT SECURITIES FUND
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VAUGHAN NELSON SMALL CAP VALUE FUND
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WESTPEAK CAPITAL GROWTH FUND
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CDC NVEST FUNDS TRUST II
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HARRIS ASSOCIATES LARGE CAP VALUE FUND
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LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND
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CDC NVEST FUNDS TRUST III
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CDC IXIS MODERATE DIVERSIFIED PORTFOLIO
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HARRIS ASSOCIATES FOCUSED VALUE FUND
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CDC NVEST CASH MANAGEMENT TRUST
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CDC NVEST CASH MANAGEMENT TRUST - MONEY MARKET SERIES
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CDC NVEST COMPANIES TRUST I
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AEW REAL ESTATE FUND
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LOOMIS SAYLES FUNDS I
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LOOMIS SAYLES BENCHMARK CORE FUND
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LOOMIS SAYLES BOND FUND
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LOOMIS SAYLES FIXED INCOME FUND
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LOOMIS SAYLES GLOBAL BOND FUND
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LOOMIS SAYLES HIGH INCOME OPPORTUNITIES FUND
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LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND
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LOOMIS SAYLES INTERMEDIATE DURATION FIXED INCOME FUND
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LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
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LOOMIS SAYLES MID CAP GROWTH FUND
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LOOMIS SAYLES SMALL CAP VALUE FUND
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LOOMIS SAYLES SMALL COMPANY GROWTH FUND
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LOOMIS SAYLES US GOVERNMENT SECURITIES FUND
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LOOMIS SAYLES FUNDS II
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LOOMIS SAYLES AGGRESSIVE GROWTH FUND
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LOOMIS SAYLES GROWTH FUND
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LOOMIS SAYLES HIGH INCOME FUND
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LOOMIS SAYLES INTERNATIONAL EQUITY FUND
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LOOMIS SAYLES INVESTMENT GRADE BOND FUND
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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND
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LOOMIS SAYLES MUNICIPAL INCOME FUND
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LOOMIS SAYLES RESEARCH FUND
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LOOMIS SAYLES SMALL CAP GROWTH FUND
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LOOMIS SAYLES STRATEGIC INCOME FUND
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LOOMIS SAYLES TAX-MANAGED EQUITY FUND
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LOOMIS SAYLES VALUE FUND
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LOOMIS SAYLES WORLDWIDE FUND
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